SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 27, 2006



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On April 27, 2006, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated April 27, 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  April 27, 2006


                                         /s/RONALD J. CASCIANO
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated April 27, 2006.

Exhibit 99.1  Press Release dated April 27, 2006.

RELEASE:   NEW HARTFORD, NY, April 27, 2006
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com


                           PAR TECHNOLOGY CORPORATION
                     -REPORTS RECORD FIRST QUARTER RESULTS-

|X|      RECORD REVENUES FOR 1ST QUARTER
|X|      REVENUES RISE 8%
|X|      EPS GROWS 56%
--------------------------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY--April 27, 2006--PAR Technology Corporation (NYSE:PTC) today announced results from operations for the first quarter ended March 31, 2006.

PAR reported record first quarter revenues of $52.6 million, an 8% increase over the $48.8 million reported in the same period a year ago. Net income reported for the first quarter was $2 million compared with net income of $1.3 million in the first quarter of 2005, a 54% increase. The Company reported diluted earnings per share of $0.14 for the first quarter of 2006, an increase of 56% when compared to diluted earnings per share of $0.09 for the first quarter of last year. In addition, PAR began expensing stock options in accordance with Statement of Financial Accounting Standards No. 123R effective in the first quarter of 2006. The 2006 first quarter results include non-cash stock-based compensation expense of $43,000, compared to no such expense in the first quarter of 2005.

John W. Sammon, PAR Chairman and CEO commented, "The ongoing success PAR has achieved shows that we are building one of the strongest brands in the hospitality technology industry. Our team continues to execute our customer centric-strategies, yielding the results reported. These results validate our belief that the buyers of PAR's premium products desire an integrated full solution approach to enhance their technology requirements."

Sammon concluded, "We continue to build our business based on our plan for sustainable growth. PAR continues to broaden its reach of our participation in the hospitality market, with the addition of new customers and the development of products for related markets that incorporate PAR's technologies."

Statements in this release or by the Company's spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the hospitality technology market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY

PAR Technology Corporation is a leading provider of professional services and enterprise business intelligence software and hardware to the hospitality industry. PAR develops, markets and supports hardware and software products that improve the ability of hospitality business professionals to make timely, fact-based business decisions. The Company is a premier provider of I/T management solutions to hotel and restaurant companies, with over 40,000 installations worldwide in 100 countries. PAR is a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

================================================================================

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                       (in thousands except share amounts)
                                   (unaudited)


                                                         March 31,  December 31,
                                                           2006         2005
Assets                                                  ---------     ----------
Current assets:
     Cash and cash equivalents .....................    $   2,322     $   4,982
     Accounts receivable-net .......................       46,495        40,781
     Inventories-net ...............................       29,922        29,562
     Income tax refunds ............................        1,528           879
     Deferred income taxes .........................        4,235         5,690
     Other current assets ..........................        2,878         2,598
                                                        ---------     ---------
         Total current assets ......................       87,380        84,492
Property, plant and equipment - net ................        8,009         8,044
Goodwill ...........................................       20,620        20,622
Intangible assets - net ............................        9,462         9,904
Other assets .......................................        2,438         2,087
                                                        ---------     ---------
                                                        $ 127,909     $ 125,149
                                                        =========     =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt .............    $      79     $      76
     Borrowings under lines of credit ..............        7,123         3,500
     Accounts payable ..............................       11,384        12,703
     Accrued salaries and benefits .................        7,626         9,725
     Accrued expenses ..............................        2,471         2,352
     Customer deposits .............................        3,367         3,973
     Deferred service revenue ......................       11,495        11,332
                                                        ---------     ---------
         Total current liabilities .................       43,545        43,661
                                                        ---------     ---------
Long-term debt .....................................        1,926         1,948
                                                        ---------     ---------
Deferred income taxes ..............................          441           201
                                                        ---------     ---------
Other long-term liabilities ........................        1,238           847
                                                        ---------     ---------
Commitments and contingent liabilities
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized .................         --            --
     Common stock, $.02 par value,
       19,000,000 shares authorized;
       15,935,924 and 15,914,958 shares issued;
       14,157,620 and 14,136,654 outstanding .......          319           318
     Capital in excess of par value ................       37,458        37,271
     Retained earnings .............................       49,450        47,442
     Accumulated other comprehensive loss ..........         (540)         (611)
     Treasury stock, at cost, 1,778,304 shares .....       (5,928)       (5,928)
                                                        ---------     ---------
       Total shareholders' equity ..................       80,759        78,492
                                                        ---------     ---------
                                                        $ 127,909     $ 125,149
                                                        =========     =========

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                     (in thousands except per share amounts)
                                   (unaudited)


                                                          For the three months
                                                             ended March 31,
                                                       -------------------------
                                                          2006            2005
                                                       ---------       ---------
Net revenues:
     Product .....................................      $ 23,020       $ 21,001
     Service .....................................        13,745         13,402
     Contract ....................................        15,832         14,354
                                                        --------       --------
                                                          52,597         48,757
                                                        --------       --------
Costs of sales:
     Product .....................................        12,798         12,876
     Service .....................................        10,710         10,447
     Contract ....................................        14,726         13,565
                                                        --------       --------
                                                          38,234         36,888
                                                        --------       --------
Gross margin .....................................        14,363         11,869
                                                        --------       --------
Operating expenses:
     Selling, general and administrative .........         8,075          7,393
     Research and development ....................         2,899          2,278
     Amortization of identifiable ................           307            246
                                                        --------       --------
       intangible assets .........................        11,281          9,917
                                                        --------       --------

Operating income .................................         3,082          1,952
Other income, net ................................           157            233
Interest expense .................................           (85)           (78)
                                                        --------       --------
Income before provision for income taxes .........         3,154          2,107
Provision for income taxes .......................        (1,142)          (801)
                                                        --------       --------
Net income .......................................      $  2,012       $  1,306
                                                        ========       ========

Earnings per share:
     Basic .......................................      $    .14       $    .10
     Diluted .....................................      $    .14       $    .09

Weighted average shares outstanding
     Basic .......................................        14,151         13,431
                                                        ========       ========
     Diluted .....................................        14,806         14,312
                                                        ========       ========